Exhibit 10.19

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This Membership Interest Purchase Agreement (this “Agreement”) is entered into as of November 22, 2017, by and among (i) the equity holders of TCFI LARK LLC, a Delaware limited liability company (“RDS”), and TCFI G&M LLC, a Delaware limited liability company (“ASG”), listed on Schedule I hereto (each a “Seller,” and collectively, the “Sellers”), (ii) SIC Intermediate, Inc., a Delaware corporation (the “Purchaser”), (iii) RDS, and (iv) ASG. The above parties are referred to herein collectively as the “Parties,” and individually as a “Party.”

RECITALS:

WHEREAS, each Seller currently holds all of the issued and outstanding membership interests in ASG and/or RDS, denominated in “Units,” set forth opposite such Seller’s name on Schedule I hereto (each Equityholder’s membership interest, his or its “Membership Interest,” and all such membership interests collectively, the “Membership Interests”);

WHEREAS, the Membership Interests collectively represent all of the issued and outstanding equity interests in ASG and RDS;

WHEREAS, the Purchaser is a direct wholly-owned subsidiary of Select Interior Concepts, Inc., a Delaware corporation (“SIC”); and

WHEREAS, each Seller desires to sell and transfer to the Purchaser all of his or its respective Membership Interest, and the Purchaser desires to purchase and acquire, all of such Seller’s right, title and interest in and to his or its respective Membership Interest, pursuant to the terms and conditions set forth in this Agreement.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

ARTICLE 1

SALE AND PURCHASE OF THE MEMBERSHIP INTERESTS

1.1. Sale and Purchase of the Membership Interests. Subject to the terms and conditions of this Agreement, each Seller hereby sells, transfers, conveys, assigns, and delivers to the Purchaser, and the Purchaser hereby purchases, acquires, and accepts, all right, title and interest in and to all of such Seller’s respective Membership Interest, as set forth on Schedule I hereto.

1.2. Deliveries by the Parties.

(a) Consideration; Delivery by the Purchaser. Upon execution of this Agreement, as consideration for the sale, transfer, conveyance, assignment and delivery of each Seller’s Membership Interest, the Purchaser shall pay to such Seller the amount of cash set forth opposite such Seller’s name on Schedule I hereto, in immediately available funds by wire transfer to the account designated by such Seller.

(b) Deliveries by the Seller. Each Seller shall deliver all of its respective Membership Interest to the Purchaser through executing and delivering such assignments, consents, and other transfer documents and instruments as shall be necessary in the reasonable judgment of the Purchaser to evidence the assignment, transfer, conveyance and delivery of such Membership Interest to the Purchaser.

1.3. Effect of the Transactions. Each Seller acknowledges and agrees that following the consummation of the transactions contemplated hereby (the “Transactions”), such Seller will no longer (a) hold any equity interests in RDS or ASG, (b) be a member or equityholder of RDS or ASG, or (c) be a party to, or have any rights or benefits under, any limited liability company or similar agreement with respect to RDS or ASG.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.1. Representations and Warranties of Each Seller. Each Seller, severally and not jointly, hereby represents and warrants to the Purchaser as follows:

(a) Such Seller has the full right, power and authority to execute and deliver this Agreement and to consummate the Transactions, including the sale, transfer, conveyance, assignment and delivery of all of his or its respective Membership Interest. This Agreement has been duly and validly executed and delivered by such Seller and constitutes his or its valid and binding agreement, enforceable against him or it in accordance with its terms.

(b) Such Seller is in compliance in all material respects with all applicable federal, state and local laws, rules, and regulations applicable to ownership of its respective Membership Interest.

(c) With respect to his or its respective Membership Interest reflected on Schedule I hereto as held by such Seller, (i) such Seller has good and marketable title to such Membership Interest, free and clear of any mortgages, pledges, liens, encumbrances, charges, security interests or restrictions on transfer (other than any restrictions set forth in the Amended and Restated Limited Liability Company Agreement of RDS (the “RDS LLC Agreement”), or the Third Amended and Restated Limited Liability Company Agreement of ASG (the “ASG LLC Agreement”), as applicable), and (ii) such Membership Interest is the only equity interest in RDS or ASG held by such Seller, and such Seller does not hold any other equity interests in RDS or ASG.

(d) Such Seller has not entered into any contracts or agreements granting to any person or entity any rights in respect of any of his or its respective Membership Interest, other than (i) with the Purchaser or SIC, or (ii) with respect to the RDS LLC Agreement or the ASG LLC Agreement, as applicable.

(e) The execution and delivery of this Agreement, and performance of the Transactions, by such Seller will not (i) conflict with, violate, or constitute a breach or default (with or without notice or lapse of time, or both) or accelerate maturity or performance or give rise to a termination or consent right, under any contract or other instrument to which such Seller is a party or which is applicable to such Seller or such Seller’s assets, (ii) violate any law applicable to such Seller, or (iii) require any filing or registration with, or the issuance of any permit or approval by, any person or entity.

(f) Such Seller has obtained all requisite and necessary consents, approvals, or other assurances for him or it to enter into and deliver this Agreement and sell, transfer, convey, assign, and deliver all of his or its respective Membership Interest to the Purchaser.

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(g) There is no litigation or action pending or, to such Seller’s knowledge after reasonable inquiry, threatened against such Seller, brought by or against such Seller and affecting or relating to any of the Transactions.

2.2. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Sellers as follows:

(a) The Purchaser is a duly incorporated, validly existing corporation, in good standing under the laws of the State of Delaware, with full corporate power and authority to own all of its property and assets and to carry on its business as it is now being conducted.

(b) The Purchaser has the full right, power and authority to execute and deliver this Agreement and to consummate the Transactions. This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, and constitutes the valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(c) The Purchaser is in compliance in all material respects with all applicable federal, state and local laws applicable to its business

ARTICLE 3

INDEMNIFICATION

3.1. Indemnification.

(a) Each Seller, severally and not jointly, hereby agrees to save, defend, indemnify and hold harmless each of the Purchaser, RDS, and ASG, and their respective past, present and future partners, members, directors, officers, employees, representatives, trustors, trustees, beneficiaries, agents, attorneys, and affiliates, and the predecessors, successors, and assigns of each of the foregoing (the “Purchaser Indemnified Parties”), from and against any and all losses, damages, liabilities, claims, interest, awards, judgments, penalties, fees, costs and expenses (including reasonable attorneys’ or other professional fees, costs and other out-of-pocket expenses incurred in investigating, prosecuting, preparing or defending the foregoing) (collectively, “Losses”), asserted against, incurred, sustained or suffered by any Purchaser Indemnified Party as a result of, arising out of or relating to: (i) any breach of any representation, warranty or certification made by such Seller in this Agreement, and/or (ii) any breach or nonfulfillment by such Seller of any agreement, covenant, or obligation of such Seller in this Agreement.

(b) The Purchaser hereby agrees to save, defend, indemnify and hold harmless each Seller, and his or its past, present and future partners, members, directors, officers, employees, representatives, trustors, trustees, beneficiaries, agents, attorneys, and affiliates, and the predecessors, successors, and assigns of each of the foregoing (the “Seller Indemnified Parties”), from and against any and all Losses asserted against, incurred, sustained or suffered by such Seller Indemnified Party as a result of, arising out of or relating to: (i) any breach of any representation, warranty or certification made by the Purchaser in this Agreement, and/or (ii) any breach or nonfulfillment by the Purchaser of any agreement, covenant, or obligation of the Purchaser in this Agreement.

ARTICLE 4

MISCELLANEOUS

4.1. Waiver of Rights under Equityholders Agreements. In connection with the consummation of the Transactions, including the sale of all of such Seller’s respective Membership Interest, each Seller hereby irrevocably waives any and all rights such Seller may have under any equityholder agreements, including but not limited to, any limited liability company agreements or operating agreements (collectively, the “Equityholder Agreements”), that such Seller may be a party to with respect to such Seller being an equityholder of RDS or ASG or his or its respective Membership Interest, and upon the consummation of the Transactions, such Seller agrees and acknowledges that he or it shall no longer have any rights or benefits under any respective Equity Agreements.

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4.2. Further Assurances. On the terms and subject to the conditions of this Agreement, each Party shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the Transactions.

4.3. Entire Agreement and Waiver. This Agreement contains the entire agreement among the Parties and supersedes all prior and contemporaneous agreements, arrangements, negotiations and understandings among the Parties relating to the subject matter hereof. There are no other agreements, understandings, statements, promises or inducements, oral or otherwise, contrary to the terms of this Agreement. No representations, warranties, covenants or conditions, express or implied, whether by statute or otherwise, other than as set forth herein, have been made by any Party or any Party’s affiliates or its or their advisors. No waiver of any term, provision, or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or shall constitute, a waiver of any other provision hereof, whether or not similar, nor shall such waiver constitute a continuing waiver, and no waiver shall be binding unless executed in writing by the Party making the waiver.

4.4. Amendment. No amendment or modification of this Agreement shall be binding unless made in a written instrument that specifically refers to this Agreement and is signed by all Parties.

4.5. Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

4.6. Severability. In the event that any term or provision of this Agreement shall be determined to be unenforceable, invalid or illegal in any respect, such unenforceability, invalidity or illegality shall not affect any other term or provision hereof.

4.7. Governing Law. In all respects, including all matters of construction, validity and performance, this Agreement and the obligations of each Party arising hereunder shall be governed by, construed and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

4.8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns. Nothing in this Agreement, whether express or implied, is intended to confer upon any person or entity other than the Parties, their successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

4.9. Assignment. This Agreement shall not be assignable or otherwise transferable by any Party hereto without the prior written consent of the other Parties.

4.10. Survival. All warranties, representations, indemnities, covenants and other agreements of the Parties contained in this Agreement shall survive the completion of the Transactions and continue in full force and effect until thirty (30) days following the expiration of the applicable statutes of limitations (including any extension thereto).

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4.11. Facsimile or PDF E-mail Signatures. The Parties agree that this Agreement shall be considered signed when the signature of a Party is delivered by facsimile transmission or PDF e-mail. Such facsimile or PDF e-mail signature shall be treated in all respects as having the same effect as an original signature.

4.12. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the document.

[Signatures pages follow]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SELLERS:

TRIVE CAPITAL FUND I LP,
a Delaware limited partnership

By:	Trive Capital Fund I GP LLC,
its General Partner

By:	Trive Capital Holdings, LLC,
its Managing Member

By:	/s/ Conner Searcy
Name: Conner Searcy
Title: Managing Partner

TRIVE CAPITAL FUND I (OFFSHORE) LP,
a Cayman Islands exempted limited partnership

By:	Trive Capital Fund I GP (Offshore) LLC,
its General Partner

By:	Trive Capital Fund I GP LLC,
its Managing Member

By:	Trive Capital Holdings, LLC,
its Managing Member

By:	/s/ Conner Searcy
Name: Conner Searcy
Title: Managing Partner

TRIVE AFFILIATED COINVESTORS I LP,
a Delaware limited partnership

By:	Trive Affiliated Coinvestors I GP LLC,
its General Partner

By:	Trive Capital Holdings, LLC,
its Managing Member

By:	/s/ Conner Searcy
Name: Conner Searcy
Title: Managing Partner

[Membership Interest Purchase Agreement]

AQUARIUS SELLER, INC.

By:	/s/ Parminder Singh Pental
Name: Parminder Singh Pental
Title:

[Membership Interest Purchase Agreement]

/s/ Jack Seiders
JACK SEIDERS

[Membership Interest Purchase Agreement]

/s/ Chad Seiders
CHAD SEIDERS

[Membership Interest Purchase Agreement]

/s/ Rick Seiders
RICK SEIDERS

[Membership Interest Purchase Agreement]

/s/ James Gunckel
JAMES GUNCKEL

[Membership Interest Purchase Agreement]

THE SCHOLTEN FAMILY TRUST DTD 4/14/92,

a grantor trust formed under the laws of the State of California

By:	/s/ Richard D. Scholten
Name: Richard D. Scholten
Title: Trustee

[Membership Interest Purchase Agreement]

PURCHASER:

SIC INTERMEDIATE, INC.

By:	/s/ Tyrone Johnson
Name: Tyrone Johnson
Title: Chief Executive Officer

[Membership Interest Purchase Agreement]

Acknowledged and Agreed:

TCFI LARK LLC

By:	/s/ Conner Searcy
Name: Conner Searcy
Title: President

TCFI G&M LLC

By:	/s/ Sunil Palakodati
Name: Sunil Palakodati
Title: Chief Executive Officer

[Membership Interest Purchase Agreement]

SCHEDULE I

Seller	Units of RDS to be Sold to the Purchaser	Units of ASG to be Sold to the Purchaser	Purchase Price to be Paid to Such Seller
Trive Capital Fund I LP	3,491,497.83 Class A Units	8,766,157.62 Class A Units		$33,449,723
		5,616,219.71 Class E-1 Units
Trive Capital Fund I (Offshore) LP	3,862,133.75 Class A Units	—		$10,447,568
Trive Affiliated Coinvestors I LP	319,990.02 Class A Units	802,478.63 Class A Units		$3,062,081
		514,124.49 Class E-1 Units
Aquarius Seller, Inc.		4,051,487.40 Class E-2 Units	$	*
Jack Seiders	—	871,526.88 Class B Units	$	*
Chad Seiders	—	871,526.88 Class B Units	$	*
Rick Seiders	—	412,492.59 Class B Units	$	*
James Gunckel	959,196.95 Class B Units	—	$	*
The Scholten Family Trust dtd 4/14/92	959,196.95 Class B Units	—	$	*

Total	9,592,015.50 Units	21,906,013.20 Units		$62,724,937

*	Separately provided by the Purchaser to such Seller